EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IMCO Recycling Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul V. Dufour, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Paul V. Dufour

Name:	Paul V. Dufour
Title:	Executive Vice President and Chief Financial Officer (principal financial officer)

Date: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to IMCO Recycling Inc. and will be retained by IMCO Recycling Inc. and furnished to the Securities and Exchange Commission or its staff upon request.